Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Prepayments and Other Current Assets
Input value added tax ("VAT")	¥ 2,290,932		¥ 1,698,506
Prepaid expenses	133,017		111,420
Accrued interest income	103,504		71,855
Deposits	152,846		76,665
Others	462,069		376,242
Total	¥ 3,142,368	$ 493,106	¥ 2,334,688